UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 4, 2014
Date of Report (Date of earliest event reported)

GALA GLOBAL INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-52044	42-1771014
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2780 South Jones Blvd. #3725, Las Vegas, Nevada		89146
(Address of principal executive offices)		(Zip Code)

(775) 321-8238

Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrants Certifying Accountant.

(a)             On November 30, 2013, Ronald R. Chadwick, P.C., Certified Public Accountant (“Chadwick”) resigned asGala Global Inc.’s  (the “Company”) independent registered public accounting firm.   Chadwickaudited the financial statements of the Company for the fiscal years ended November 30, 2012 and 2011.  The report of Chadwick on such financial statements, the most recent dated March 8, 2013, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  Between December 2010 (the date of engagement) and March 3, 2014 (the date of resignation) there were no disagreements with Chadwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chadwick, would have caused Chadwick to make reference to the subject matter of the disagreement in its review of the Company’s consolidated financial statements for the fiscal years ended November 30, 2012 and 2011.

The Company has requested that Chadwick furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 14, 2014 is filed herewith as Exhibit 16.

(b)     On March 4, 2014, upon the authorization and approval of the board of directors, the Company engaged Cutler & Co., LLC  (“Cutler”) as its independent registered public accounting firm.

No consultations occurred between the Company and Cutler during the transitional period ended the fiscal years ended November 30, 2012 and 2011 and through March 4, 2014, regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement requiring disclosure under Item 304(a)(1)(iv) of Regulation S-K or reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is attached as part of this report:

Exhibit No.   Description

    16     Letter from Ron R. Chadwick P.C., Certified Public Accountant to the Securities and Exchange Commission

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 15, 2014	By:	/s/ Robert Walter Frei
Robert Walter Frei
	Title:	Chief Executive Officer